UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2021 (May 6, 2021)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2021, pursuant to the stockholder approval discussed under Item 5.07 below, Agree Realty Corporation (the “Company”) filed an amendment to its Articles of Incorporation, as amended and supplemented (the “Charter”), increasing the number of authorized shares of common stock, $0.0001 par value per share, from 90 million shares to 180 million shares.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment setting forth the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2021, the Company held its annual meeting of stockholders. The matters on which the stockholders voted were:

a)	To elect three directors to serve until the annual meeting of stockholders in 2024, to elect one director to serve until the annual meeting of stockholders in 2023, and to elect one director to serve until the annual meeting of stockholders in 2022; and

b)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021; and

c)	To approve, by non-binding vote, executive compensation; and

d)	To approve an amendment to the Charter, as amended and supplemented, to increase the number of authorized shares of the Company’s common stock from 90 million shares to 180 million shares.

The five nominees were elected, the appointment of the independent registered public accounting firm was ratified, and the executive compensation was approved by non-binding vote. In addition, the amendment to the Charter, as described in the Company’s proxy statement filed on March 25, 2021, was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Richard Agree	50,025,999	3,907,396	3,053,143
Karen Dearing	53,585,964	347,431	3,053,143
Michael Hollman	53,337,826	595,569	3,053,143
John Rakolta, Jr.	53,592,673	340,722	3,053,143
Jerome Rossi	52,686,660	1,246,735	3,053,143

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,392,030	558,593	35,915	0

Approval, by Non-Binding Vote, of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,516,600	2,295,778	121,017	3,053,143

Approval of Amendment to the Articles of Incorporation of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,869,275	2,017,896	99,367	0

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit	Description

3.1	Amendment to the Articles of Incorporation of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

	By:	/s/ Simon J. Leopold
Name: Simon J. Leopold
Title: Chief Financial Officer and Secretary

Date: May 10, 2021